SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                          ___________________________




                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          ___________________________




                     MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
            (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                    52-1449733
      (State of Incorporation)            (I.R.S. Employer Identification
                                          Number)

      218 NORTH CHARLES STREET
         BALTIMORE, MARYLAND
   (Address of Principal Executive        21201
              Offices)                    (Zip Code)

If this form relates to the registration of a           If this form relates to the registration of a class
class of securities pursuant to Section 12(b)           of securities pursuant to Section 12(g) of the
of the Exchange Act and is effective pursuant           Exchange Act and is effective pursuant to General
to General Instruction A.(c), check the                 Instruction A.(d), check the following box.  <square>
following box.      <checked-box>


 Securities Act registration statement File number to which this form relates:

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

            TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED



            COMMON SHARES, NO PAR VALUE               NEW YORK STOCK EXCHANGE



             SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                     NONE


                   Page 1 of 3 sequentially numbered pages.

ITEM 1.   DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED.


     The information contained in the caption "Description of Shares" in the Registrant's Prospectus/Consent Solicitation Statement included in its Registration Statement on Form S-4 (File No. 33-99088), as declared effective by the Securities and Exchange Commission on May 29, 1996, is hereby incorporated by reference.

Item 2.   EXHIBITS.

     None applicable.

                             SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                         MUNICIPAL MORTGAGE AND EQUITY, L.L.C.



                         By: /S/ MICHAEL L. FALCONE
                            Name: Michael L. Falcone
                            Title: President and Chief Operating Officer

Date:  June 17, 1998



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